SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549



                          FORM 8-K

                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): February
6, 1995


            USP  REAL  ESTATE  INVESTMENT  TRUST
   (Exact name of registrant as specified in its charter)



            Iowa                  0-7589           42-6149662
(State or other jurisdiction (Commission File    (IRS Employer
     of incorporation)             No.)       Identification No.)


  4333 Edgewood Road N.E.,               52499
     Cedar Rapids, Iowa                (Zip Code)
   (Address of principal
     executive offices)


 Registrant's telephone number, including area code:  (319)
                          398-8975


                             N/A
    (Former name or former address, if changed since last
                           report)



                   Exhibit Index on Page 4








                           Page 1
Item 5.   Other Events.


       On February 1, 1995, USP Real Estate Investment Trust announced that it has begun exploring strategic alternatives to maximize shareholder value. Such alternatives may include a business combination or sale of the Trust's assets. The decision reflects the opinion of the Trust's board of trustees that the market price for the Trust's shares does not adequately reflect the value of the Trust.
A press release reporting the announcement of February 1, 1995 is included herein as an exhibit to this report.



Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          (99) News release dated February 1, 1995.




































                           Page 2
                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              USP REAL ESTATE INVESTMENT
TRUST




                              /s/ Alan F. Fletcher
                              Alan F. Fletcher
                              Vice President and Treasurer
                              (principal financial officer)




                              /s/ Edward J. Kittleson
                              Edward J. Kittleson
                              Controller
                              (principal accounting officer)

Dated:  February 6, 1995

























                           Page 3
                        EXHIBIT INDEX


Exhibit
                         Item                          Title
or Description           Page

                      99                                News
Release dated February 1, 1995                          5













































                           Page 4
                              CONTACT:  Alan F. Fletcher
                                        (319) 398-8849

                                        Dennis Roland
                                        (319) 398-8616


FOR IMMEDIATE RELEASE

CEDAR RAPIDS, IOWA--February 1, 1995--USP Real Estate

Investment Trust announced today that it has begun exploring strategic alternatives to maximize shareholder value.  Such

alternatives may include a business combination or sale of

the Trust's assets.  The decision reflects the opinion of

the Trust's board of trustees that the market price for the

Trust's shares does not adequately reflect the value of the

Trust.



In other business, the Trust prepaid a mortgage loan on

First Tuesday Mall, Carrollton, Georgia, using proceeds from the 1994 sale of Midway Business Park, Tucson, Arizona.  The prepayment amount, including a 1% fee to the lender, was

$1,147,526.  The annual debt service on this mortgage was

$229,068, including interest at 10%.



USP Real Estate Investment Trust is headquartered in Cedar

Rapids, Iowa and managed by AEGON USA Realty Advisors, Inc.

Trust shares are traded over-the-counter by the symbol

USPTS.















                           Page 5